Exhibit 32.2

                     CHIEF EXECUTIVE OFFICER CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Allan Esrine, Vice President and Chief Financial Officer of Biofarm, Inc. (the "Company"), hereby certify to my knowledge that:

      3. The Company's periodic report on Form 10-QSB/A for the period ended January 31, 2004 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      4. The information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


BIOFARM, INC.                             /s/  Allan Esrine
(Registrant)                              ---------------------------
                                          Allan Esrine
                                          Chief Executive Officer

Dated:  April 16, 2004